SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                                ___________

                                 FORM 8-K
                                ___________

                              CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   August 21, 2007

                     Stem Cell Therapy International, Inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

             Nevada                   000-51931               88-0374180
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NO.)     (IRS EMPLOYEE
      OF INCORPORATION                                  IDENTIFICATION NO.)
      OR ORGANIZATION)
                        203 N. Lois Avenue, 9th Floor
                             Tampa, FL 33607
               (ADDRESS OF PRINalrightCIPAL EXECUTIVE OFFICES)

                            (813) 600-4088
                       (ISSUER TELEPHONE NUMBER)


          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT

                   ________________________________________

EXPLANATION: This amendment is being filed to properly label and link all of the exhibits on the exhibit schedule as set forth below.

                           FORWARD LOOKING STATEMENTS

    This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect","future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factorsrelating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated,believed, estimated, expected, intended or planned.

     Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements.

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Except as required by applicable law, including the securities laws of theUnited
States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

     Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements.

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Except as required by applicable law, including the securities laws of the
United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 1.01.  Entry into a Material Definitive Agreement.

     On August 21, 2007, Stem Cell Therapy International, Inc., a Nevada corporation, (the "Company") closed a private offering ("Offering") for the aggregate principal amount of $250,000. Throughout the offering, the Company entered into a Securities Purchase Agreements (the "Securities Purchase Agreements") with eight accredited investors (collectively, the "Investors"). The Securities Purchase Agreements require the Company to issue 2,000,000 restricted shares of its common stock at a price per share of $.125 to the Investors in accordance with their respective subscription amounts. There is no material relationshipbetween the Company and any of the Investors.

     Also, in conjunction with the Offering of August 21, 2007, the Company executed a Registration Rights Agreement, which requiresthe Company to file a Registration Statement registering:

o     2,000,000 restricted shares of its common stock at price per share of
      $.125

The Registration Statement must be filed not later than 45 days after the date of the Registration Rights Agreement and be declared effective not later than 135 days after August 22, 2007. In the event the Company fails to have a Registration Statement covering the 2,000,000 restricted shares deemed effective by the SEC within 135 days from the Offering Completion Date, the Company will issue to the Investors certain additional shares of restricted common stock of the Company in an amount equal to 1.5% of the number of shares purchased by such holder for each thirty day period thereafter,until the registration statement is deemed effective (the "Penalty Shares"), up to a maximum of eight (8) such thirty day periods.

     The Company intends to comply fully with its registration obligations under the Registration Rights Agreement. The Company believes that it will be able to meet the deadlines with respect to the filing date and the effective date, but it can not provide any assurance in this regard. If the Company were to default on any of its registration obligations, the proceeds available to it under the Securities Purchase Agreement could be substantially reduced.

     Newbridge Securities Corp. acted as the placement agent for this financing. As placement agent, Newbridge Securities Corp. is entitled to receive (a) a selling concession equal to 10% of the gross proceeds from the sale of the restricted common stock issued to the Investors; (b) a non-accountable expense allowance equal to 3% of the gross proceeds from the sale of the restricted common stock issued to the Investors; and (c) warrant coverage equal to 20% of the total restricted common stock issued to the Investors (including any Penalty Shares that the Company becomes obligated to issue), at an exercise prices of $.15. The shares underlying the warrants issued to Newbridge Securities Corp. can be registered 180 days after such shares are exercised.

     The description of the terms of this transaction and the documents referenced hereinabove are qualified by the terms of the actual documents which are contained in the exhibits filed hereto.

Item 2.03.  Creation of a Direct Financial Obligation.

     See Item 1.01 of this Current Report.

Item 3.02.  Unregistered Sales of Equity Securities

     See Item 1.01 of this Current Report.

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Upon closing of the above-referenced transactions, we believe that the offer and sale of these securities will be exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Sections 4(2) and 4(6) thereof, and Rule 506 of Regulation D of the Securities and Exchange Commission and from various similar state exemptions. In connection with the sale of these securities, the Company relied on each of the Investors' written representations that it was either an "accredited investor" as defined in Rule 501(a) or a "qualified institutional buyer" as defined in Rule 144A(a). In addition, neither the Company nor anyone acting on its behalf offered or sold these securities by any form of general solicitation or general advertising.

Item 9.01.  Financial Statements, Pro Forma Financial Information and
Exhibits.

           (a)      Financial Statements of Businesses Acquired.

                    None; not applicable.

           (b)      Pro Forma Financial Information.

                    None; not applicable.

           (c)      Exhibits.


Exhibit Number      Description

10.1                Securities Purchase Agreement

10.2                Registration Rights Agreement



                 ________________________________________


Incorporated by Reference.

     None; not applicable.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                Stem Cell Therapy International, Inc.

                By: /s/ Calvin Cao
                    --------------
                    Calvin Cao
                    President


Dated: August 22, 2007

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